Exhibit 32.1
Certification of Chief Executive Officer
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
     In connection with the Quarterly Report of Rocky Mountain Chocolate Factory, Inc. (the “Company”) on Form 10-Q for the quarterly period ended May 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officer of the Company certifies, in his capacity as such, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 15, 2010	By	/s/ Franklin E. Crail
Franklin E. Crail, President, Chief Executive Officer and Chairman of the Board of Directors